Statement of Cash Flows	Jun. 30, 2015 USD ($)
OPERATING ACTIVITIES
Net Loss	$ (25,564)
Adjustments to reconcile Net Income to net cash provided by (used for) operations:
Stock-based compensation	1,500
Prepaid expenses	(25,000)
Related party advances	49,064
Net cash (used in) provided by Operating Activities	$ 0
Net cash increase (decrease) for period
Cash, at beginning of period
Cash, at end of period
Supplemental cash flow information:
Cash paid of interest
Cash paid for income taxes